EXHIBIT 10.01

EXECUTION COPY

AMENDMENT NO. 5 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT (“Agreement”) is being executed and delivered as of October 1, 2002, by and among Great Lakes Dredge & Dock Corporation, a Delaware corporation (the “Borrower”), the other “Loan Parties” from time to time party to the Credit Agreement referred to and defined below (collectively, the “Loan Parties”), the financial institutions from time to time party to such Credit Agreement referred to and defined below (collectively, the “Lenders”) and Bank of America, N.A. (as successor to Bank of America National Trust and Savings Association), as representative of the Lenders (in such capacity, the “Issuing Lender” and the “Administrative Agent”). Undefined capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement.

WITNESSETH:

     WHEREAS, the Borrower, the other Loan Parties, the Lenders, the Administrative Agent and the Issuing Lender have entered into that certain Credit Agreement dated as of August 19, 1998 (as heretofore amended and restated by certain amendments dated as of October 8, 1999, October 23, 2000, April 24, 2001, and July 22, 2002, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

     WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement and, subject to the terms and conditions of this Agreement, the Administrative Agent and the Lenders’ hereby agree to amend, the Credit Agreement to extend the Revolving Commitment Termination Date by one year, from February 18, 2005 to February 17, 2006; and

     WHEREAS, in anticipation of effecting the extension of the Revolving Commitment Termination Date, and pursuant to the terms and conditions of this Agreement, (i) Firstar Bank, N.A. (the “Selling Lender”) desires to sell and assign, and certain of the other Lenders (indicated as such on the signature pages hereto collectively, the “Purchasing Lenders”) desire to purchase and assume, all of the Selling Lender’s right, title and interest in the outstanding Loans, Letter of Credit Obligations, Commitment and other interests in the Loan Documents and (ii) the Purchasing Lenders have agreed to reallocate their respective Commitments and interests in the existing Loans and Letter of Credit Obligations under the Credit Agreement immediately after giving effect to such sales, assignments, purchases and assumptions.

     NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent, such parties hereby agree as follows:

     1.     Amendment to Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 3 of this Agreement, the Credit Agreement is hereby amended as follows:

     (a)  Schedule I to the Credit Agreement is amended to modify the definition of “Revolving Commitment Termination Date” to delete the date “February 18, 2005” set forth therein and replace such date with the date “February 17, 2006.”

     (b)  Schedule II to the Credit Agreement is deleted in its entirety and replaced with the restated schedule attached hereto as Annex I.

     2.     Assignment and Assumption. Subject to the satisfaction of each of the conditions set forth in Section 3 of this Agreement:

     (a)  As of the “Effective Date” (as defined in Section 3 below), the Selling Lender hereby sells, assigns and delegates to the each of the Purchasing Lenders, and each of the Purchasing Lenders hereby purchases and assumes from the Selling Lender, all of the Selling Lender’s right, title and interest in and to the Loans, participation interests in the Letter of Credit Obligations, Commitments and other interests and claims under the Credit Agreement and other Loan Documents (collectively, the “Interests”), and each of the Purchasing Lenders hereby agrees to reallocate among such Purchasing Lenders their respective Commitments and interests in the outstanding Loans, and Letter of Credit Obligations, in each case such that after giving effect to such sales, assignments, purchases, assumptions and reallocations, each Lender shall have the resulting Commitments and interests as are set forth on Annex I hereto beside its name therein. The sales, assignments, delegations, purchases, assumptions and reallocations to be effected pursuant to this paragraph shall be without recourse to, or representation or warranty (except as expressly provided in this Section 3) by, any of the Lenders.

     (b)  The Selling Lender hereby (i) represents and warrants that it is the legal and beneficial owner of the Interests being sold and assigned by it hereunder and that such Interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by the Borrower in or in connection with the Credit Agreement or this Agreement; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or its Affiliates or the performance or observance by the Borrower or its Affiliates of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

     (c)  The Selling Lender will deliver to the Administrative Agent each existing Note evidencing any portion of its interests in the outstanding Loans and Letter of Credit Obligations owed by the Borrower to the Selling Lender prior to giving effect to the sales and assignments being effected hereby (the “Old Notes”). Upon receipt by the Administrative Agent from the Selling Lender of its Old Notes, and receipt from the Borrower of the substituted and amended Notes payable to the Purchasing Lenders and to be delivered by the Borrower pursuant to this Agreement (the “New Notes”), the Administrative Agent will return the Old Notes to the Borrower marked “substituted and amended” and deliver the New Notes to each applicable Purchasing Lender.

     (d)  As of the Effective Date, (i) each of the Lenders shall be a party to the Credit Agreement, as amended pursuant to this Agreement, to the extent provided in this Section 3, shall have the rights and obligations of a “Lender” thereunder to such extent, and (ii) the Selling Lender shall, to the extent provided in this Section 3, relinquish its respective rights, and be released from its obligations, under the Credit Agreement.

     (e)  From and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the Interests assigned hereby (including all payments of principal, interest and fees with respect thereto) to the Purchasing Lenders.

     (f)  From and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the Interests assigned hereby (including all payments of principal, interest and fees with respect thereto) to the Purchasing Lenders. Each Purchasing Lender will pay to the Administrative Agent for the benefit of the Selling Lender, in immediately available funds, on the Effective Date, the sum of the amounts set forth in Schedule II beside such Purchasing Lender’s name under the heading designated as “Net Funding/Payment.” The Administrative Agent shall promptly distribute such amounts received from the Purchasing Lenders to the Selling Lender, in immediately available funds in amounts equal to the sum of the amounts set forth in Annex II beside the Selling Lender’s name under the heading designated “Net Funding/Payment” (after changing such sum to a positive amount). All interest and fees under the Credit Agreement which are accrued and unpaid through the Effective Date with respect to the Interests assigned hereby shall be for the account of the Selling Lender and upon the Administrative Agent’s receipt from the Borrower after the Effective Date of payment of such interest and fees (pursuant to the Credit Agreement), the Administrative Agent shall allocate such payment among the Selling Lender and the Purchasing Lenders accordingly.

     (g)  The Company hereby agrees to compensate each Lender, in immediate available funds in the Effective Date, for all losses, expenses and liabilities incurred by each Lender in connection with the sales, assignments and purchases contemplated by this Section 2 with respect to any Eurodollar Rate Loan subject to such transactions, including, without limitation, (i) in the case of each Purchasing Lender having purchased one or more Eurodollar Rate Loans (or portions thereof) hereunder bearing interest at rates which are less than the prevailing rate of interest on Eurodollar Rate Loans as of the Effective Date and (ii) in the case of the Selling Lender having sold or assigned one or more Eurodollar Rate Loans (or portions thereof) hereunder bearing interest at rates which are higher than the prevailing rate of interest on Eurodollar Rate Loans as of the Effective Date.

     3.     Effectiveness of this Agreement; Conditions Precedent. The provisions of Sections 1 and 2 of this Agreement shall be deemed to have become effective as of October 1, 2002 (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of each of the following:

     (a)  originally-executed counterparts of this Agreement executed by Authorized Officers of the Borrower and the other Loan Parties, and by duly authorized officers each of the Lenders;

     (b)  originally-executed New Notes respectively made payable to the Purchasing Lenders and executed by an Authorized Officer of the Borrower;

     (c)  a certificate of the secretary or assistant secretary of the Borrower, in form and substance reasonably acceptable to the Administrative Agent, certifying (i) the currency and authenticity of the resolutions of the board of directors of the Borrower authorizing its execution, performance and delivery of this Agreement, the New Notes and of the Credit Agreement as to

be amended hereby, (ii) the names, signatures and incumbency of the officers of the Borrower and (iii) the currency and authenticity of the certificate of incorporation and bylaws of the Borrower;

     (d)  legal opinion of Winston & Strawn, counsel to the Borrower, addressed to the Administrative Agent and the Lenders, and in form and substance reasonably acceptable to the Administrative Agent, addressing matters relating to this Agreement; and

     (e)  payment in full from the Borrower, in immediately available funds, of (i) an extension fee payable to each Lender (other than the Selling Lender) in an amount equal to 0.125% of such Lender’s Commitment, calculated after giving effect to the provisions of Section 2 of this Agreement, and (ii) a commitment increase fee payable to each Purchasing Lender in an amount equal to 0.25% of such increase in such Purchasing Lender’s Commitment, all of which fees shall be fully earned and non-refundable when paid, a portion of such commitment increase fee equivalent to .08% of such increase being paid by the Borrower and the remaining portion thereof to be paid by the Selling Lender on behalf of the Borrower.

     4.     Representations, Warranties and Covenants.

     (a)  The Borrower and each other Loan Party hereby represents and warrants that this Agreement, the New Notes and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with their terms.

     (b)  The Borrower and each other Loan Party hereby represents and warrants that its execution, delivery and performance of this Agreement and the other Amendment Documents have been duly authorized by all proper corporate action, do not violate any provision of its articles or certificate of incorporation or bylaws, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Note Indenture and the Reliance Agreement.

     (c)  The Borrower and each other Loan Party hereby represents and warrants that, both before and after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

     (d)  The Borrower hereby agrees to pay to the Administrative Agent, for the benefit of the Purchasing Lenders, upon the Borrower’s execution and delivery of this Agreement, each of the fees described in Section 3(e) of this Agreement.

     5.     Reaffirmation, Ratification and Acknowledgment. The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Loan Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. As modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as so modified by this Amendment shall be read, taken and so construed as one and the same instrument. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents. This Agreement and each of the other Amendment Documents shall constitute Loan Documents for purposes of the Credit Agreement.

     6.     Governing Law. This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois (including S.H.A. 735 ILCS 105/5-1, et. seq., but without giving effect to any other conflicts of law provisions).

     7.     Administrative Agent’s Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the other documents, agreements and instruments contemplated hereby.

     8.     Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

* * * *

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel

Name:	Deborah A. Wensel

Title:	Vice President and CFO

GREAT LAKES DREDGE & DOCK COMPANY

By:	/s/ Deborah A. Wensel

Name:	Deborah A. Wensel

Title:	Vice President and CFO

DAWSON MARINE SERVICES COMPANY (formerly, Dawson Dredging Company)

By:	/s/ Deborah A. Wensel

Name:	Deborah A. Wensel

Title:	Vice President and CFO

FIFTY-THREE DREDGING CORPORATION

By:	/s/ Deborah A. Wensel

Name:	Deborah A. Wensel

Title:	Vice President and CFO

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel

Name:	Deborah A. Wensel

Title:	Vice President and CFO

NORTH AMERICAN SITE DEVELOPERS, INC.

By:	/s/ Deborah A. Wensel

Name:	Deborah A. Wensel

Title:	Vice President and CFO

SIGNATURE PAGE TO
AMENDMENT NO. 5 TO CREDIT AGREEMENT

BANK OF AMERICA, N.A. (as successor to Bank of America National Trust and Savings Association), as Administrative Agent

By:	/s/ Kristine Thennes

Name:	Kristine Thennes

Title:	Vice President

BANK OF AMERICA, N.A. (as successor to Bank of America National Trust and Savings Association), as a Lender and a Purchasing Lender

By:	/s/ Helen Perry

Name:	Helen Perry

Title:	Senior Vice President

FLEET NATIONAL BANK (as successor to Summit Bank), as a Lender

By:	/s/ Bonnie Gershon

Name:	Bonnie Gershon

Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Drew E. Burlak

Name:	Drew E. Burlak

Title:	Vice President

COMERICA BANK-DETROIT, as a Lender

By:	/s/ Alan S. Carlyle

Name:	Alan S. Carlyle

Title:	AVP

SIGNATURE PAGE TO
AMENDMENT NO. 5 TO CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Maria A. Dukes

Name:	Maria A. Dukes

Title:	Officer

U.S. BANK, NATIONAL ASSOCIATION f/k/a FIRSTAR BANK, N.A., as a Lender and the Selling Lender

By:	/s/ James N. DeVries

Name:	James N. DeVries

Title:	Vice President

NATIONAL CITY BANK OF MICHIGAN/ILLINOIS, as a Lender and a Purchasing Lender

By:	/s/ Mark R. Long

Name:	Mark R. Long

Title:	Senior Vice President

OAK BROOK BANK- OAK BROOK, as a Lender and a Purchasing Lender

By:	/s/ Henry Wessel

Name:	Henry Wessel

Title:	Vice President

WELLS FARGO BANK, NA, as a Lender and a Purchasing Lender

By:	/s/ R. Duncan Sinclair

Name:	R. Duncan Sinclair

Title:	Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 5 TO CREDIT AGREEMENT

SCHEDULE II

LIST OF PERCENTAGES AND APPLICABLE LENDING OFFICES

AND REALLOCATION SCHEDULE

Name of Bank	Domestic Lending Office	Eurodollar Office

Bank of America, N.A	231 South LaSalle Street Chicago, Illinois 60697 Attn: Jennifer Gerdes	231 South LaSalle Street Chicago, Illinois 60697 Attn: Jennifer Gerdes

Revolving Commitment: Term Commitment: Total Commitment: Percentage:		$12,840,909.08 $ 2,568,181.82 $15,409,090.90 18.344155827%

Fleet National Bank	Mail Stop: NJRP47502D 208 Harristown Road Glen Rock, NJ 07452 Attn: Bonnie Gershon	Mail Stop: NJRP47502D 208 Harristown Road Glen Rock, NJ 07452 Attn: Bonnie Gershon

Revolving Commitment: Term Commitment: Total Commitment: Percentage:		$ 9,191,919.20 $ 1,838,383.84 $11,030,303.04 13.131313138%

The Northern Trust Company	50 South LaSalle Street Chicago, Illinois 60675 Attn: Robin Brody	50 South LaSalle Street Chicago, Illinois 60675 Attn: Robin Brody

Revolving Commitment: Term Commitment: Total Commitment: Percentage:		$6,363,636.36 $1,272,727.27 $7,636,363.63 9.090909080%

LaSalle National Bank	135 South LaSalle Street Suite 800 Chicago, Illinois 60603 Attn: Drew Burlak	135 South LaSalle Street Suite 800 Chicago, Illinois 60603 Attn: Drew Burlak

Revolving Commitment: Term Commitment: Total Commitment: Percentage:		$7,777,777.78 $1,555,555.56 $9,333,333.34 11.111111114%

Comerica Bank-Detroit	500 Woodward Avenue Detroit, MI 48226-3240 Attn: Alan Carlyle	500 Woodward Avenue Detroit, MI 48226-3240 Attn: Alan Carlyle

Revolving Commitment: Term Commitment: Total Commitment: Percentage:		$7,777,777.78 $1,555,555.56 $9,333,333.34 11.111111114%

National City Bank of Michigan/Illinois	2021 Spring Road Suite 600 Oak Brook, IL 60523 Attn: Mark R. Long	2021 Spring Road Suite 600 Oak Brook, IL 60523 Attn: Mark R. Long

Revolving Commitment: Term Commitment: Total Commitment: Percentage:		$11,691,919.20 $ 2,338,383.84 $14,030,303.04 16.702741709%

Oak Brook Bank-Oak Brook	1400 16th Street Oak Brook, IL 60523 Attn: Henry Wessel	1400 16th Street Oak Brook, IL 60523 Attn: Henry Wessel

Revolving Commitment: Term Commitment: Total Commitment: Percentage:		$4,785,353.54 $ 957,070.71 $5,742,424.25 6.836219343%

Wells Fargo Bank, NA	6th & Marquette MAC: N9305-050 Attn: R. Duncan Sinclair	6th & Marquette MAC: N9305-050 Attn: R. Duncan Sinclair

Revolving Commitment: Term Commitment: Total Commitment: Percentage:		$ 9,570,707.07 $ 1,914,141.41 $11,484,848.49 13.672438674%

Total Revolving Commitments: Total Term Commitment:	$70,000,000 $14,000,000[1]

Total Aggregate Commitment:	$84,000,000

[1] Original Term Commitment was $55,000,000, and Total Aggregate Commitment was $125,000,000 at the Closing Date. Amounts shown above are based on outstanding Term Loans as of October 1, 2002.

2

Reallocation Schedule

Attached.

3